Exhibit 10.3

EXHIBIT A

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including any letters of credit, guarantees and swingline loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrowers:	Cott Corporation, a Canadian corporation, Cott Beverages Inc., a Georgia corporation, and Cott Beverages Limited, a company organized under the laws of England and Wales.

4.	Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement

[1]	Select as applicable.

Exhibit A-1

5.	Credit Agreement:	The $250,000,000 Credit Agreement, dated as of March , 2008, among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, and Cott Beverages Limited, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party thereto, the Lenders party thereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee; JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and General Electric Capital Corporation, as Co-Collateral Agent and the other parties thereto.

6.	Assigned Interest:

Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned	Percentage Assigned of Commitment/Loans[2]
$	$	%
$	$	%
$	$	%

Effective Date:                                    ,                      20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The Assignee agrees to deliver to the Administrative Agent a completed Administrative Questionnaire in which the Assignee designates one or more Credit Contacts to whom all syndicate-level information (which may contain Material non-public information about the Company, the Loan Parties and their Related Parties or their respective securities) will be made available and who may receive such information in accordance with the Assignee’s compliance procedures and applicable laws, including federal, provincial, territorial and state securities laws.

[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Exhibit A-2

EXHIBIT A

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:
Title:

Exhibit A-3

Consented to and Accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By
Title:

Consented to:

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, as UK Issuing Bank

By
Title:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Issuing Bank

By
Title:

JPMORGAN CHASE BANK, N.A., as U.S. Issuing Bank

By
Title:

[Consented to:

[COTT CORPORATION/COTT BEVERAGES INC.], as Borrower Representative

By
Title:][3]

[3]	If necessary according to Section 9.04(b)(ii) of the Credit Agreement.

Exhibit A-4

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by any Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements, if any, specified in the Credit Agreement that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 4.01(b) or Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

Exhibit A-5

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by facsimile shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

Exhibit A-6

EXHIBIT B

[RESERVED]

Exhibit B-1

EXHIBIT B-1

BORROWING BASE CERTIFICATE

BORROWING BASE REPORT

Rpt # _________
Obligor Number:			Date: __________
Loan Number			Period Covered: ______ to ______

COLLATERAL CATEGORY	A/R	Inventory	Total Eligible Collateral
Description
1. Beginning Balance (Previous report - Line 8)
2. Additions to Collateral (Gross Sales or Purchases)
3. Other Additions (Add back any non-A/R cash in line 3)
4. Deductions to Collateral (Cash Received)
5. Deductions to Collateral (Discounts, other)
6. Deductions to Collateral (Credit Memos, all)
7. Other non-cash credits to A/R
8. Total Ending Collateral Balance
9. Less Ineligible - Past Due
10. Less Ineligible - Cross-age (50%)
11. Less Ineligible - Foreign
12. Less Ineligible - Contra
13. Less Ineligible - Other (attached schedule)
14. Total Ineligibles - Accounts Receivable
15. Less Ineligible - Inventory Slow-moving
16. Less Ineligible - Inventory Offsite not covered
17. Less ineligible - Inventory WIP
18. Less Ineligible - Consigned
19. Less Ineligible - Other (attached schedule)
20. Total Ineligible Inventory
21. Total Eligible Collateral
22. Advance Rate Percentage	%	%
23. Net Available - Borrowing Base Value
24. Reserves (other)
25. Total Borrowing Base Value
25A Total Availability/CAPS
26. Revolver Line			Total Revolver Line
27. Maximum Borrowing Limit (Lesser of 25 or 26)*			Total Available
27A Suppressed Availability
LOAN STATUS
28. Previous Loan Balance (Previous Report Line 31)
29. Less: A. Net Collections (Same as line 4) B. Adjustments/Other
30. Add: A. Request for Funds B. Adjustments/Other
31. New Loan Balance
32. Letter of Credit/BA’s outstanding
33. Availability Not Borrowed (Lines 27 less 31 & 32)
34.			Total New Loan Balance:
35. OVERALL EXPOSURE (line 31)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement (“Agreement”), among JPMorgan Chase Bank, N.A. (“Chase”), as administrative agent for the Lenders, Cott Corporation (the “Company”), Cott Beverages Inc. (the “U.S. Borrower”), Cott Beverages Limited, Cott Nelson (Holdings) Limited, Cott (Nelson) Limited (together with Cott Beverages Limited and Cott Nelson (Holdings) Limited, the “U.K. Borrowers”) (the U.K. Borrowers, together with the Company and the U.S. Borrower, the “Borrowers,” and each a “Borrower”), the other Loan Parties party thereto and the other parties thereto, Borrower is executing and delivering to Chase this Collateral Report accompanied by supporting data (collectively referred to as the “Report”). Borrower represents and warrants to Chase that this Report is true and correct, and is based on information contained in Borrower’s own financial accounting records. Borrower, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and further certifies on this __ day of _________, 20__, that the Borrower is in compliance with said Agreement.

BORROWER NAME:	AUTHORIZED SIGNATURE:

Exhibit B-1-1

AGGREGATE BORROWING BASE CERTIFICATE

AGGREGATE BORROWING BASE REPORT

Rpt #
Obligor Number:			Date:
Loan Number			Period Covered: ______ to ______

COLLATERAL CATEGORY	A/R	Inventory	Total Eligible Collateral
Description
1. Beginning Balance (Previous report - Line 8)
2. Additions to Collateral (Gross Sales or Purchases)
3. Other Additions (Add back any non-A/R cash in line 3)
4. Deductions to Collateral (Cash Received)
5. Deductions to Collateral (Discounts, other)
6. Deductions to Collateral (Credit Memos, all)
7. Other non-cash credits to A/R
8. Total Ending Collateral Balance
9. Less Ineligible - Past Due
10. Less Ineligible - Cross-age (50%)
11. Less Ineligible - Foreign
12. Less Ineligible - Contra
13. Less Ineligible - Other (attached schedule)
14. Total Ineligibles - Accounts Receivable
15. Less Ineligible - Inventory Slow-moving
16. Less Ineligible - Inventory Offsite not covered
17. Less ineligible - Inventory WIP
18. Less Ineligible - Consigned
19. Less Ineligible - Other (attached schedule)
20. Total Ineligible Inventory
21. Total Eligible Collateral
22. Advance Rate Percentage	%	%
23. Net Available - Borrowing Base Value
24. Reserves
25. Total Borrowing Base Value
25A Total Availability/CAPS
26. Revolver Line			Total CAPS/Loan Line
27. Maximum Borrowing Limit (Lesser of 25 or 26)*			Total Available
27A Suppressed Availability
LOAN STATUS
28. Previous Loan Balance (Previous Report Line 31)
29. Less: A. Net Collections (Same as line 4) B. Adjustments/Other
30. Add: A. Request for Funds B. Adjustments/Other
31. New Loan Balance
32. Letter of Credit/BA’s outstanding
33. Availability Not Borrowed (Lines 27 less 31 & 32)
34.			Total New Loan Balance:
35. OVERALL EXPOSURE (line 31)

Pursuant to, and in accordance with, the terms and provisions of that certain Credit Agreement (“Agreement”), among JPMorgan Chase Bank, N.A. (“Chase”), as administrative agent for the Lenders, Cott Corporation (the “Company”), Cott Beverages Inc. (the “U.S. Borrower”), Cott Beverages Limited, Cott Nelson (Holdings) Limited, Cott (Nelson) Limited (together with Cott Beverages Limited and Cott Nelson (Holdings) Limited, the “U.K. Borrowers”) (the U.K. Borrowers, together with the Company and the U.S. Borrower, the “Borrowers,” and each a “Borrower”), the other Loan Parties party thereto and the other parties thereto, Borrower is executing and delivering to Chase this Collateral Report accompanied by supporting data (collectively referred to as the “Report”). Borrower represents and warrants to Chase that this Report is true and correct, and is based on information contained in Borrower’s own financial accounting records. Borrower, by the execution of this Report, hereby ratifies, confirms and affirms all of the terms, conditions and provisions of the Agreement, and further certifies on this __ day of _________, 20__, that the Borrower is in compliance with said Agreement

BORROWER REPRESENTATIVE’S NAME:	AUTHORIZED SIGNATURE:

Exhibit B-2-1

EXHIBIT C

COMPLIANCE CERTIFICATE

To:	The Lenders parties to the
Credit Agreement Described Below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of March [-], 2008 (as amended, modified, renewed or extended from time to time, the “Agreement”), among Cott Corporation Corporation Cott, a corporation organized under the laws of Canada, Cott Beverages Inc., a Georgia corporation, and Cott Beverages Limited, a company organized under the laws of England and Wales, as Borrowers, the other Loan Parties party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee; JPMorgan Chase Bank, N.A., as Administrative Agent and Administrative Collateral Agent, and General Electric Capital Corporation, as Co-Collateral Agent and the other parties thereto. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

THE UNDERSIGNED HEREBY CERTIFIES ON BEHALF OF THE BORROWERS AND NOT IN THE UNDERSIGNED’S INDIVIDUAL CAPACITY, THAT:

1. I am the duly elected                              of the Borrower Representative;

2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during the accounting period covered by the attached financial statements [for quarterly or monthly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes];

3. The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of (i) the existence of any condition or event which constitutes a Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate or (ii) any change in GAAP or in the application thereof that has occurred since the date of the audited financial statements referred to in Section 3.04 of the Agreement;

4. I hereby certify that no Loan Party has changed (i) its name, (ii) its chief executive office, (iii) principal place of business, (iv) the type of entity it is or (v) its state or other jurisdiction of incorporation or organization without having given the Agent the notice required by Section 4.15 of the U.S. Security Agreement or Section 4.15 of the Canadian Security Agreement, as applicable;

5. Schedule I attached hereto sets forth financial data and computations of the Fixed Charge Coverage Ratio for the fiscal quarter most recently ended and, if applicable, evidencing the Borrowers’ compliance with the covenant contained in Section 6.13(a) of the Agreement, all of which data and computations are true, complete and correct in all material respects;

Exhibit C-1

6. [Schedule II attached hereto sets forth an updated Customer List;]4

7. Schedule III attached hereto sets forth a detailed listing of all intercompany loans made by any of the Loan Parties or their Restricted Subsidiaries since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date);

8. [Schedule IV sets forth a list of (i) all Intellectual Property owned by the Loan Parties which is the subject of a registration or application in any intellectual property registry which has been acquired, filed or issued since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date), and (ii) any material licenses of Intellectual Property to which any Loan Party has become a party to or otherwise bound by (whether as licensor or licensee) since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date);]5

9. Schedule V sets forth (i) a calculation of (x) EBITDA for the period of four fiscal quarters of the Company and its Subsidiaries most recently ended, and (y) consolidated total assets of the Company and its Subsidiaries as at the last day of such four fiscal quarter period and (ii) calculations demonstrating compliance with the limitations set forth in Section 5.13(a)(iii) of the Agreement;

10. Schedule VI sets forth a list of all commercial tort claims (as defined in the UCC) in excess of $1,000,000 acquired by the Loan Parties since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date); and

11. Schedule VII sets forth a list of all letters of credit (other than those that are supporting obligations (within the meaning of the UCC) for other Collateral that is subject to a perfected security interest in favor of the Administrative Agent) in excess of $1,000,000 as to which any Loan Party is the beneficiary and acquired by the Loan Parties since the delivery of the last Compliance Certificate (or if no Compliance Certificate has been previously delivered, since the Effective Date).

12. Schedule VIII sets forth any change in any Loan Party’s mailing address, corporate offices or warehouses or locations at which Collateral is held or stored, or the location of its records concerning the Collateral as set forth in the Security Agreement, since the delivery of the last Compliance Certificate (of if no Compliance Certificate has been previously delivered, since the Effective Date).

[4]	Schedule II is only required for the first and third quarters of each fiscal year of the Company.
[5]	Schedule IV is only required for the fourth quarter of each fiscal year of the Company.

Exhibit C-2

[Enclosed with this Compliance Certificate is a certificate of good standing for the U.S. Borrower from the appropriate governmental officer in its jurisdiction of incorporation (or if such certificate of good standing is not enclosed with this Compliance Certificate, then an order has been placed by the U.S. Borrower to obtain the same prior to the date hereof).]6

Described below are the exceptions, if any, to paragraph 3 by listing, in detail, the (i) nature of the condition or event, the period during which it has existed and the action which the Borrowers have taken, are taking, or propose to take with respect to each such condition or event or (ii) the change in GAAP or the application thereof and the effect of such change on the attached financial statements:

The foregoing certifications, together with the computations set forth in Schedule I and Schedule V hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this      day of                     ,        .

COTT CORPORATION CORPORATION COTT, as Borrower Representative

By:
Name:
Title:

[6]	The certificate of good standing is only required for the first and third quarters of each fiscal year of the Company.

Exhibit C-3

SCHEDULE I

Calculations of Fixed Charged Coverage Ratio as of                                          ,

Exhibit C-4

[SCHEDULE II]

[Customer List]

Exhibit C-5

SCHEDULE III

Intercompany Loans

Exhibit C-6

[SCHEDULE IV]

[Intellectual Property]

Exhibit C-7

SCHEDULE V

Unrestricted and Excluded Subsidiaries

Exhibit C-8

SCHEDULE VI

Commercial Tort Claims

Exhibit C-9

SCHEDULE VII

Letters of Credit

Exhibit C-10

SCHEDULE VIII

Change of Mailing Address and Location

Exhibit C-11

EXHIBIT D

JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of                     , 20    , is entered into between ,                                                   a                                               (the “New Subsidiary”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent (the “Administrative Agent”) under that certain Credit Agreement, dated as of March     , 2008, among Cott Corporation, a Canadian corporation (the “Company”), Cott Beverages Inc., a Georgia corporation (the “U.S. Borrower”), and Cott Beverages Limited, a company organized under the laws of England and Wales (the “UK Borrower”) (the UK Borrower, together with the Company and the U.S. Borrower, the “Borrowers”), the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the other parties thereto (as the same may be amended, modified, extended or restated from time to time, the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

The New Subsidiary and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1. The New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a Loan Party under the Credit Agreement and a “Loan Guarantor” for all purposes of the Credit Agreement and shall have all of the obligations of a Loan Party and a Loan Guarantor thereunder as if it had executed the Credit Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement, including without limitation (a) all of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement, (b) all of the covenants set forth in Articles V and VI of the Credit Agreement and (c) all of the guaranty obligations set forth in Article X of the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the New Subsidiary, subject to the limitations set forth in Section 10.10 of the Credit Agreement, hereby guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Lenders, as provided in Article X of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof and agrees that if any of the Guaranteed Obligations are not paid or performed in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise), the New Subsidiary will, jointly and severally together with the other Loan Guarantors, promptly pay and perform the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

2. If required, the New Subsidiary is, simultaneously with the execution of this Agreement, executing and delivering such Collateral Documents (and such other documents and instruments) as requested by the Administrative Agent in accordance with the Credit Agreement.

3. The address of the New Subsidiary for purposes of Section 9.01 of the Credit Agreement is as follows:

Exhibit D-1

4. The New Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the New Subsidiary upon the execution of this Agreement by the New Subsidiary.

5. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

6. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

Acknowledged and accepted:

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:
Name:
Title:

Exhibit D-2

EXHIBIT E

BORROWING REQUEST

NOTICE OF BORROWING/ LETTER OF CREDIT REQUEST

To:	[JPMORGAN CHASE BANK, N.A.
as Disbursement Agent
1300 East Ninth Street, Floor 13
Cleveland, OH 44114-1573
Attention: Michael McCullough]

[JPMORGAN CHASE BANK, N.A., TORONTO BRANCH
as Disbursement Agent
200 Bay Street, Suite 1800
Royal Bank Plaza, South Tower
Toronto, Ontario M5J 2J2
Attention: Barry Walsh]

[JPMORGAN CHASE BANK, N.A., LONDON BRANCH
as Disbursement Agent
c/o JPMorgan Europe Limited
125 London Wall
London, EC2Y 5AG
Attention: Loan and Agency Group Ching Loh]

[Date]

Ladies and Gentlemen:

Reference is made to the Credit Agreement, dated as of [                    ], 2008 (as amended, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among Cott Corporation, a corporation organized under the laws of Canada (the “Company”), Cott Beverages Inc., a Georgia corporation (the “U.S. Borrower”), Cott Beverages Limited, a company organized under the laws of England and Wales (the “UK Borrower”, and together with the Company and the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), the other subsidiaries of the Company party thereto, the lenders party thereto (collectively, the “Lenders”), JPMorgan Chase Bank, N.A., London Branch, as UK Security Trustee (the “UK Security Trustee”), JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”; together with the UK Security Trustee, the “Agents”) and the other parties thereto. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to Section 2.03 of the Credit Agreement, the [Company hereby requests] [U.S. Borrower hereby requests] [UK Borrower hereby requests] [Borrower Representative hereby gives you notice that the [U.S. Borrower] [UK Borrower] requests] a Revolving Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Revolving Borrowing is requested to be made:

Exhibit E-1

(A)	Date of Revolving Borrowing (which is a Business Day)

(B)	Principal amount of Revolving Borrowing
(1) Amount of ABR Loans
(2) Amount of Canadian Prime Loans
(3) Amount of Eurodollar Loans
(4) Amount of CDOR Loans

(C)	For a Eurodollar or CDOR Borrowing, the Interest Period to be applicable)[7]

(D)	Currency of Revolving Borrowing[8]

(E)	Funds are requested to be disbursed to the following account(s)[9]

Upon acceptance of any or all of the Loans made in response to this request, each Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.02 of the Credit Agreement have been satisfied and that no notice pursuant to subsections 6 or 8 of Section 443.055 of the Revised Statutes of Missouri has been given.

[Signature Page Follows]

[7]	Shall be subject to the definition of “Interest Period” in the Credit Agreement.
[8]	Specify dollars for Borrowings by the U.S. Borrower, dollars or Canadian Dollars for Borrowings by the Company and dollars, Euros or Sterling for Borrowings by the UK Borrower.
[9]	Specify the location and number of the account or accounts to which funds are to be disbursed, which shall comply with the requirements of the Credit Agreement.

Exhibit E-2

Pursuant to Section 2.06 of the Credit Agreement, the [Company hereby requests] [U.S. Borrower hereby requests] [UK Borrower hereby requests] [Borrower Representative hereby gives you notice that the [U.S. Borrower] [UK Borrower] requests] the [issuance of a Letter of Credit as described below][the amendment, renewal or extension of the Letter of Credit identified below] under the Credit Agreement:

(A)	Date of issuance, renewal or extension of the Letter of Credit (which is a Business Day)

(B)	Expiration Date (in accordance with Section 2.06(c) of the Credit Agreement)

(C)	Amount

(D)	Currency of the Letter of Credit

(E)	Beneficiary of the Letter of Credit

Upon issuance, amendment, renewal or extension of any Letter of Credit made in response to this request, each Borrower shall be deemed to have represented and warranted that the conditions to lending specified in Section 4.02 of the Credit Agreement have been satisfied and that no notice pursuant to subsections 6 or 8 of Section 443.055 of the Revised Statutes of Missouri has been given.

[Signature Page Follows]

Exhibit E-3

[COTT CORPORATION CORPORATION COTT, as Borrower Representative

By:
Name:
Title:]

[COTT CORPORATION CORPORATION COTT, as Company

By:
Name:
Title:]

[COTT BEVERAGES INC., as U.S. Borrower

By:
Name:
Title:]

[COTT BEVERAGES LIMITED, as UK Borrower

By:
Name:
Title:]

Exhibit E-4